# Corporate Summary

# NASDAQ: GCTK

January 2024

# Important Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "expect", "plan" and "will" are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect GlucoTrack Inc.'s (GlucoTrack) actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Factors that may affect Glucotrack's results include, but are not limited to, the ability of GlucoTrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including FDA approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to its current and future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 31, 2023.

The forward-looking statements are based upon management's beliefs and assumptions and are made as of the date of this presentation. Glucotrack, Inc. undertakes no obligation to update or revise any forward-looking statements included in this presentation. You should not place undue reliance on these forward-looking statements.

# Introduction

*Glucotrack is a US-based NASDAQ-listed medical device company focused on the design, development and commercialization of novel technologies for use by people with diabetes.*

# Company History

- **2001** Company founded as Integrity Applications, Inc.
- **2010** Company goes public on the OTC Markets under symbol IGAP
- **2013** Obtained CE Mark for non-invasive glucose monitoring technology
- **2018** Limited commercial release of non-invasive glucose monitoring product
- **2021** NASDAQ Listing; Company HQ moved to US
- **2022** Company renamed to Glucotrack, Inc.; Acquired implantable CGM technology
- **2023** Completed feasibility studies, entered preclinical testing for the implantable CGM

# Mission



Our mission is to become a *leader* in *diabetes management* by bringing to market innovative, novel, and cost-effective technologies that address *multiple* verticals within the diabetes market.

# Diabetes at a Glance – Globally



| Geography | 2021 | 2045 | Increase |
|---|---|---|---|
| GLOBAL | 537 M | 783 M | 46 % |
| North American & Caribbean | 51 M | 63 M | 24 % |
| South & Central America | 32 M | 49 M | 50 % |
| Europe | 61 M | 69 M | 13 % |
| Middle East & North Africa | 73 M | 136 M | 87 % |
| Africa | 24 M | 55 M | 134 % |
| Southeast Asia | 90 M | 152 M | 68 % |
| Western Pacific | 206 M | 260 M | 27 % |

## Diabetes Statistics

- 6.7M deaths in 2021 (1 in every 5 seconds)
- 4 in 5 (87.5%) of undiagnosed cases of diabetes in low- or middle-income countries
- 2 in 5 (44%) undiagnosed globally in 2021
- 1 in 10 (10%) have impaired glucose tolerance (prediabetes)

Source: International Diabetes Foundation Diabetes Atlas 10th Edition 2021

# Diabetes at a Glance - Costs

Diabetes-related increase in global health expenditure has grown from *$232B* (2007) to *$966B* (2021), estimated to reach *$1.03T* (2030) [1]

Complications from diabetes[2]

- Cardiovascular disease
- Nerve damage (neuropathy)
- Kidney damage (nephropathy)
- Eye damage (retinopathy)
- Foot damage
- Skin and mouth disease



1200
1000
800
600
400
200
0
USD billion
2006
2009
2011
2013
2015
2017
2019
2021
2030

Sources:
1. International Diabetes Foundation Diabetes Atlas 10th Edition 2021
2. Mayoclinic.org

# Diabetes at a Glance – US Morbidity / Mortality


DIABETES
38
Million
About 38 million people have diabetes
That's about 1 in every 10 people
?
1 in 5 people don't know they have it
PREDIABETES
98
Million
About 98 million American adults—more than 1 in 3—have prediabetes
More than 8 in 10
adults with prediabetes don't know they have it


LEADING CAUSES OF DEATH
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Heart disease
Cancer
COVID-19
Accidents...
Stroke...
Chronic lower...
Alzheimer's...
Diabetes
Chronic liver...
Nephritis...

**BLINDNESS:** Diabetes is the leading cause of new cases of blindness among adults aged 18–64 years. 90% of blindness caused by diabetes is preventable.

**HEART DISEASE:** If you have diabetes, you're twice as likely to have heart disease or a stroke than someone who doesn't have diabetes—and at a younger age.

**KIDNEY DISEASE:** Among US adults aged 18 years or older with diagnosed diabetes..., 39.2% had chronic kidney disease (CKD, stages 1–4).

Source: CDC/National Center for Health Statistics, https://www.cdc.gov/diabetes/index.html.

# US Diabetes Market Overview

| | Type 1 Diabetes (1.9M people) | Type 2 Diabetes (34M people) | Prediabetes (96M people) | Gestational (2-10% of pregnancies) |
|---|---|---|---|---|
| What | Body no longer able to produce insulin | Body produced insulin is insufficient | Body produced insulin is insufficient, but not severe enough to be diagnosed as type 2 diabetes | Body produced insulin is insufficient during pregnancy |
| Age | Usually develops during childhood, but can develop at any age | Can develop at any age | Can develop at any age | Can develop at any childbearing age |
| Causes | Autoimmune, genetic and environmental factors | Obesity, poor diet, low physical activity, and genetics | Obesity, poor diet, low physical activity, and genetics | Some insulin resistance prior to pregnancy due to obesity, poor diet, low physical activity |
| Prevention | No known prevention methods | Healthy lifestyle via diet and exercise | Healthy lifestyle via diet and exercise | Healthy weight and activity levels prior to pregnancy |
| Prevalence | 5-10% of all diabetes cases | 90-95% of all diabetes cases | 1 in 3 adults aged 18+ | 2-10% of pregnancies |
| Recommended Glucose Management | CGM* | T2D insulin or hypo risk: CGM<br>T2D basal: CGM, BGM**<br>T2D non-insulin: BGM | None | CGM, BGM |

*Continuous Glucose Monitoring (CGM)
**Blood Glucose Monitoring (BGM)

Source: CDC/National Center for Health Statistics, https://www.cdc.gov/diabetes/index.html.

# Commercially-Available Glucose Monitoring Options

| | Blood Glucose Monitors (BGM's) | Continuous Glucose Monitors (CGM's) | |
|---|---|---|---|
| Method | Spot/Point-in-Time – measures glucose level at a single point in time | Continuous – measures glucose every few minutes for duration of sensor life | |
| Company | Dozens of manufacturers | Dexcom, Abbott, Medtronic | Senseonics |
| Description of Use | Patient uses a lancet to draw blood from a fingertip, places blood on a measurement/test strip inserted in the meter | Patient uses an inserter to insert sensor filament through skin into subcutaneous tissue, wears sensor housing on skin that transmits data to a smartphone | Physician implants sensor in subcutaneous tissue, patient wears separate device on skin that transmits data that transmits data to a smartphone |
| System Components | Alcohol swab, lancing device, lancet needle, test strip, meter | Alcohol swab, sensor inserter, wearable sensor housing, smartphone | Implantable sensor, wearable transmitter, smartphone |
| Disposables (per use) | Test strip<br>Lancet needle (every 5-10 uses) | Dexcom, Abbott – Inserter, Sensor housing<br>Medtronic – Sensor housing | Sensor housing |
| Reusables | Meter, Lancing device | Dexcom, Abbott – None<br>Medtronic – Inserter, Wearable transmitter | Wearable transmitter |
| Longevity | N/A | 7-15 days | 6 months, requires calibration with fingersticks (BGM) |
| Disposal | Requires disposal of sharps and blood-contaminated test strip | Requires disposal of tissue-contaminated sensor | N/A |

# Current CGM Annual Costs



CGM - Annual Cost (Cash Price)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Abbott FreeStyle Libre 3
Senseonics Eversense E3
Dexcom G7
Medtronic Guardian 3

| Product | Sensor Cost | Monthly Cost | Annual Cost |
|---|---|---|---|
| Abbott FreeStyle Libre 3 | $ 71.00[1] | $ 142.00 | $ 1,917.00* |
| Senseonics Eversense E3® | $ 2,100.00[2] | $ 350.00 | $ 4,200.00** |
| Dexcom G7 | $ 125.67[1] | $ 377.00 | $ 4,649.67*** |
| Medtronic™ Guardian 3 | $ 121.80[3] | $ 609.00 | $ 7,080.00**** |

* Abbott Libre 3 Annual Cost includes 27 14-day sensors (378 days of wear)

** Senseonics Eversense E3 Annual Cost includes 1 initial sensor, 1 replacement sensor, 1 transmitter, 2 HCP procedure visits

*** Dexcom G7 Annual Cost includes 37 10-day sensors (370 days of wear)

**** Medtronic Guardian 3 Annual Cost includes 1 transmitter, 11 sensor packs of 5 7-day sensors (385 days of wear)

Sources:
1. Abbott, Dexcom – Amazon.com Pharmacy; Accessed on 11/9/2023.
2. Senseonics - Ascensia Customer Care on 11/10/2023;
3. Medtronic – ADWdiabetes.com; Accessed on 11/9/2023.

# CGM Market Current Size & Growth

- Global 2Q23 CGM revenue was $2.4 Billion, with strong growth rates.
- Growth seemingly reflects market expansion to include a broader range of people with diabetes, due to Medicare's expanded CGM coverage to people with T2D on basal-only insulin therapy and/or problematic hypoglycemia.

| | 1Q22 | 2Q22 | 3Q22 | 4Q22 | 1Q23 | 2Q23 |
|---|---|---|---|---|---|---|
| Revenue Growth | 18% | 16% | 12% | 11% | 16% | 19% |
| Global Userbase | – | 5.5M | 6M | 6.7M | >7M | 7.5M |



Pooled Quarterly Sales (millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,380
$1,203
$1,1677
Global
US
OUS
1Q12
3Q12
1Q13
3Q13
1Q14
3Q14
1Q15
3Q15
1Q16
3Q16
1Q17
3Q17
1Q18
3Q18
1Q19
3Q19
1Q20
3Q20
1Q21
3Q21
1Q22
3Q22
1Q23



Estimated userbase
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
~7.5 million users
2010
2014
2015
2017
2020
2022

Source: Close Concerns 2Q23 Industry Roundup – Oct 16, 2023.

# CGM Market Penetration Challenges

Despite CGM maturity, US Type 1 diabetes market is only 55% penetrated[1]

Wearability of sensor and accuracy are major barriers[2,3]

- Hassle of wearing all the time
- Do not like device on body
- Do not want people to see
- Too much effort
- Uncomfortable or painful
- Do not think it is accurate



Abbott FreeStyle Libre 3



Dexcom G7



Medtronic™ Guardian 3



Senseonics Eversense E3®

Sources:
1. Dexcom Investor Day Presentation, June 2023
2. Tanenbaum, et al, Diabetes Care, v40, 2017
3. Yu, et al, Diabetes Technology and Therapeutics, v20, 2018

# CGM Users' Challenges

Signal loss, inaccurate readings, and sensors not lasting their full life are challenges that over one-third of current CGM users surveyed have faced


Frequent signal loss
41%
Inaccurate glucose readings
37%
Doesn't last full sensor life
34%
Alarms too much
33%
Sensor falls off
31%
Rash/Skin Irritation
21%
Discomfort wearing sensor
12%
Pain during insertion
9%
Stigma
9%
Diabetes data visuals
2%
Too much effort to use
1%
Other
12%
I don't have any challenges
14%

Source: Internal Market Research; Base - CGM users (N=508)

# Continuous Blood Glucose Monitoring (CBGM)

- Founded on best-in-class glucose monitoring and cardiac monitoring technology

- Differentiated glucose monitoring technology
  - CBGM aims to combine the best of BGM & CGM
  - Measures blood glucose vs interstitial tissue
  - 100% implantable (all components under skin)
  - 2+ year implant life
  - No wearable components
  - Single calibration event





- FDA-approved materials and processes
  - Leveraging established implantable device manufacturing techniques
  - Commonly used enzyme-based sensing technique (e.g., Medtronic, Dexcom, Abbott)

- Established surgical implant tools and techniques
  - Device implant approach identical to insertable cardiac monitors (>100k/yr)
  - Sensor lead implant approach identical to central line implants (>2.5M/yr)

# Strong Positive Reaction to Concept

Over 50% of respondents (N=757) are interested in the implantable CBGM concept. Current CGM users had the highest interest and likelihood to acquire, followed by CGM ex-users.



Most Appealing Aspects
2-Year Sensor Life 33%
Measures Blood Glucose 25%
No Wearable Component 20%
Readings Every 5 Minutes 5%
Smartphone Readings 5%
One Time Calibration 5%
2-year Data Storage 4%
Size of Device 1%

Sounds like the best way to get BG readings. Do not have to keep changing sensor or finger sticks.

- CGM non-user

Would love not having something attached to my skin, should be more accurate than interstitial fluid, wouldn't have to change it but every 2 yrs

- CGM user

It would change my life. This would be a dream come true.

- CGM non-user

It would make life very simple to manage

- CGM user

It sounds great and would eliminate the changing of the sensor every 10 days. More convenient and easier to manage. Not worry that the sensor would fall off.

- CGM ex-user

Source: Internal Market Research; Base – All participants (N=757)

# Market Opportunity for Implantable CGM

- Implantable CGM market traditionally defined as
  - T1D
  - T2D on intensive insulin therapy
- Implantable CGM market now includes new patient segments of
  - T2D on basal insulin
  - T2D at hypoglycemia risk
- Possible unpenetrated segments
  - Holdout CGM non-users
  - Dissatisfied CGM ex-users

| US CGM Market Opportunity | |
|---|---|
| Total US Diabetes Market | 37M |
| | |
| # T1D | 1.8M[1] |
| # T2D Insulin Intensive Therapy (4+ injections/day) | 2.4M[1] |
| # T2D Basal Insulin Therapy | 3.0M[1] |
| # T2D Hypoglycemia Risk | 3.5M[1] |
| Total Available Market (TAM) | 10.7M |
| | |
| % of TAM Adopting Implantable CGM | 10%* |
| Annual Price (2 year) | $ 4K – 6K** |
| **Total Market Opportunity (annual)** | **$ 2.1 – 3.2 B** |

* Estimate based on internal market research
** Estimate based on current pricing levels

Sources:
1. Dexcom June 2023 Investor Deck.



Glucotrack CGM is an intravascular implantable continuous blood glucose monitoring system with unmatched longevity and discretion in a set and forget model that has the potential to significantly increase compliance and patient satisfaction and decrease payor costs

# Development & Commercialization Timeline


2024
2025
2026
2027
2028
Preclinical Animal Studies
Clinical Studies (First in Human & Pivotal)
Product Manufacturing Development & Validation
Regulatory Submissions & Approval
Commercialization

# Management

**Paul V. Goode, PhD**
*President & Chief Executive Officer*

Paul has many years developing innovative diabetes management technologies, including as VP of R&D at MetaCure, a neurostimulator device for Type 2 diabetes; Director of Engineering and Algorithm Development at DexCom, a global continuous glucose monitoring company; and, as Senior Engineer at MiniMed, Inc., maker of integrated insulin pump and continuous glucose sensor systems. Paul is a named inventor on over 150 issued patents, including over 100 relating to DexCom's continuous glucose sensing technology. Paul joined Glucotrack in Q4 2021.

**James Thrower, PhD**
*VP of Research & Development*

James brings 20 years of diverse medical device experience as a seasoned engineering and global product development leader. Including as a Director of Product Development at Mindray and as a Senior Engineer at DexCom. He has a track record of successfully leading large healthcare technology-focused projects across multiple geographies from prototype design through clinical trials and FDA submissions. JP is a named inventor on over 100 US and international patents. James joined Glucotrack in Q4 2021.

**Mark Tapsak, PhD**
*VP of Sensor Technology*

Mark held senior positions at several diabetes management companies including as Senior Scientist at Dexcom, Inc. where he oversaw sensor electrochemical performance, biointerface design and membrane technology, and as Senior Chemist at Medtronic, Inc. He has also taught as a Professor of Chemistry and Biochemistry at Bloomsburg University. He has authored dozens of industry publications with thousands of citations and is a named inventor of 68 patents, of which over 50 are DexCom assigned patents. Mark joined Glucotrack in Q4 2021.

**Drinda Benjamin, MBA**
*VP of Marketing*

Drinda has 25 years experience in the medical device industry from diabetes to surgical robotics. She brings extensive diabetes device experience from Medtronic, Abbott, Senseonics, and Intuity where she has held leadership roles in marketing and business development. Drinda has held leadership positions in early-stage medtech startups as well as commercial organizations with $100M revenue business units such as Intuitive Surgical. Drinda is also Board President of a non-profit organization supporting survivors of trafficking. Drinda joined Glucotrack in Q3 2023.

# Board of Directors

**Allen Danzig**

Mr. Danzig most recently served as Vice President, Assistant General Counsel and Assistant Secretary of L3Harris Technologies, Inc., a global aerospace and defense technology contractor, with $17 billion in annual revenue. Prior to its merger with Harris Corporation in 2019, Mr. Danzig served as Vice President, Assistant General Counsel and Assistant Secretary at L3 Technologies, Inc. where he had been employed since 2006. Prior to his employment at L3, Mr. Danzig served in management positions with Celanese Corporation and The Hertz Corporation. He received his undergraduate degree from Adelphi University and law degree from Pace University School of Law and is a member of the New York State Bar.

**Robert Fischell, PhD**

Dr. Fischell is an inventor and serial entrepreneur with over 160 issued U.S. patents. Dr. Fischell spent over 30 years with the Johns Hopkins University Applied Physics Laboratory, which resulted in 53 patents in both aerospace and biomedical technology. He has been the founder of numerous companies, including Pacesetter Systems, Inc. (acquired by Siemens), IsoStent, Inc. (merged with Cordis Company, a Johnson and Johnson Company), NeuroPace, Inc., Neuralieve, Inc., Angel Medical Systems, Inc., and Svelte Medical Systems, Inc. He was the inventor of the first implantable insulin pump (which became Minimed, which was later sold to Medtronic). Dr. Fischell received his BSME degree from Duke University and MS and Sc.D. degrees from the University of Maryland.

**Luis J. Malave**

Mr. Malavé brings more than 30 years of leadership in the MedTech industry, primarily in diabetes management. He has extensive expertise in product development, operations, marketing, strategic partnerships, and FDA regulatory strategy. Luis currently serves as President of EOFLOW Co. Ltd., developer of a wearable disposable insulin pump. Prior to that, he spent nearly a decade at insulin pump maker Insulet Corp., including as its Senior Vice President of Research, Development and Engineering, and as chief operating officer. He also held various senior positions at Medtronic plc and MiniMed. Mr. Malavé earned his Bachelor's degree in Mathematics and Computer Science from the University of Minnesota, a Master's degree in Software Engineering from the University of St. Thomas, and an MBA from the University of Maryland.

**Shimon D. Rapps**

Mr. Rapps brings close to 20 years of financial, investment and capital markets experience. He currently serves as Director of Venture and Private Equity for a New York based single family office and is the founder of Three Strands Capital Group, a boutique merchant and investment advisory firm. Previously he served as Head of Investment Banking at Andrew Garrett, Inc., a full-service investment bank where he spent 17 years overseeing Andrew Garrett's corporate finance, investment banking and corporate advisory activities. His experience spans equity and debt financings, mergers and acquisitions, private placements and IPOs. He has extensive expertise with both public and private, emerging growth and middle-market companies, and regularly advises CEOs, CFOs and Boards of Directors on matters of corporate governance and strategy. He holds Series 7, 24, 63, and 66 licenses and is a Certified Public Accountant (inactive).

**Andrew Sycoff**

Mr. Sycoff is the founder of Andrew Garrett, Inc., a full-service investment bank providing wealth management and corporate advisory services, for which he has served as CEO and Chairman since 1992. He has been actively investing in and advising companies for over 25 years and has extensive experience in the areas of securities brokerage, Capital Markets, Corporate Advisory and Mergers & Acquisitions. He previously served on the board of Brokerage America and Paragon Industries Corp. Mr. Sycoff holds Series 7 and 24 licenses.

**Erin Carter**

Ms. Carter brings 30 years of executive level finance experience in the medical device industry. From 2012 until March of 2023, she held various senior roles with Medtronic, most recently serving as Chief Financial Officer and Vice President of Finance for their $9B Neuroscience division. Prior to Medtronic, Ms. Carter served as Director of Finance at Boston Scientific and as VP of Accounting and Reporting at UnitedHealth Group. Prior to that, she served as Assistant Controller for Arterial Vascular Engineering. Ms. Carter holds a B.S. in Business Administration from California Polytech State University and is a Certified Public Accountant (inactive) in the State of California.

# Investment Highlights

| Highlight | Features |
|---|---|
| Large Addressable Market | • $800B+ global addressable market over the next 10 years through multi channel growth in diabetes<br>• $7.5B global market for CGM in 2022, with strong growth in revenue and userbase |
| Future Products | • Integration with insulin delivery devices for closed loop systems<br>• Platform opportunity for add-on of additional strategic products and services within the diabetes market |
| Favorable Macro Trends Accelerating Adoption | • Epidemic of diabetes is a significant global health concern, costing more than one trillion dollars annually<br>• Adoption of digital health solutions will accelerate acceptance and drive increased utilization of Glucotrack<br>• Consumer interest in managing glycemic control is expanding beyond clinical use into wellness, weight management and fitness |
| World-Class Team & Advisors | • Leadership with successful track record of launching disruptive products and building hyper-growth commercial stage companies<br>• Deep expertise within diabetes management, including Dexcom, MiniMed, Medtronic, Abbott, Insulet, Senseonics<br>• Advisors include experts in clinical, behavioral & digital health and user experience disciplines |
| Near-Term Expected Value Inflection Milestones | • Initial animal study for implantation procedure – in process<br>• Animal study validation of device longevity– Q4 2023<br>• First-in-Human trial – 2024 |
| Capital Markets | • Nasdaq-listed with $100 million mixed-shelf registration statement declared effective with the SEC– providing potential flexibility to execute on growth (subject to shelf availability under baby shelf rules) |

# Facts and Cap Table

| Exchange: Ticker |
|---|
| NASDAQ: GCTK |

| Headquarters |
|---|
| Rutherford, NJ |

| Invested to date |
|---|
| ~ $75,000,000 |

| Stock Price |
|---|
| $0.22 |

| 52 Week Range |
|---|
| $0.13-$3.75 |

| | Shares | Market Cap |
|---|---|---|
| Total Shares Issued & Outstanding | 22,868,663* | |
| Options and Warrants (exercise prices $1.36-$100.75) | 8,786,578 | |
| Fully Diluted | 31,655,241 | |
| Market Cap | | $4,893,000 |

*As of 12/21/2023

# Thank you!

glucotrack

NASDAQ: GCTK

301 17N, Suite 800
Rutherford, NJ 07070
info@glucotrack.com
www.glucotrack.com